                                                                   EXHIBIT 10.42

                               FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED LEASE AGREEMENT

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT (this "First Amendment") is made and entered into as of July 21, 2003 by and between HPT CW PROPERTIES TRUST, a Maryland real estate investment trust ("HPT CW"), JOHN G. MURRAY, TRUSTEE OF HPT CW MA REALTY TRUST, under Declaration of Trust dated as of July 18, 2003 ("HPT CW MA"), and HH HPTCW II PROPERTIES LLC, a Delaware limited liability company ("HPTCW II" and, together with HPT CW and HPT CW MA, collectively, "Landlord"), as landlord, and CANDLEWOOD LEASING NO. 1, INC., a Delaware corporation ("Tenant"), as tenant.

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Second Amended and Restated Lease Agreement, dated as of April 12, 2002, between Landlord and HPT CW (the "Second Amended Lease"), HPT CW and HPTCW II lease to Tenant, and Tenant leases from HPT CW and HPTCW II, fifty-seven (57) hotel properties, all as further described in the Second Amended Lease; and

         WHEREAS, simultaneously herewith, HPT CW and HPT CW MA are acquiring seven (7) additional hotel properties (the "First Amendment Leased Properties"); and

         WHEREAS, Landlord and Tenant wish to amend the Second Amended Lease to include the First Amendment Leased Properties among the Leased Property demised thereby, subject to, and upon, the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, the Second Amended Lease is hereby amended as follows:

         1. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Second Amended Lease.

         2. The definition of "Base Year" set forth in Section 1.12 of the Second Amended Lease is hereby deleted in its entirety and replaced with the following:

         "BASE YEAR" shall mean (a) with respect to any Property other than a New Leased Property or a First Amendment Leased Property, the period commencing on the first anniversary of the first full day of the first full calendar month following the Opening Date of the Hotel located at such Property and expiring on the day preceding the second anniversary of such Opening Date, (b) with respect to any New Leased Property, the 2002 Fiscal Year and (c) with respect to any First Amendment Leased Property, the 2003 Fiscal Year.

         3.       The definition of "Commencement Date" set forth in Section
1.20 of the Second Amended Lease is hereby deleted in its entirety and replaced with the following:

         "COMMENCEMENT DATE" shall mean (a) with respect to each Original Leased Property, the date on which the terms of its Original Lease commenced,
         (b) with respect to each Additional Leased Property, August 10, 2001,
         (c) with respect to each New Leased Property, April 12, 2002, and (d) with respect to each First Amendment Leased Property, July 21, 2003.

         4. The definition of "FF&E Pledge" set forth in Section 1.39 of the Second Amended Lease is hereby deleted in its entirety and replaced with the following:

         "FF&E PLEDGE" shall mean the Second Amended and Restated Assignment and Security Agreement, dated as of the date hereof, made by Tenant for the benefit of Landlord, as it may be amended, restated, supplemented or otherwise modified from time to time.

         5. A new definition of "First Amendment Leased Property" is hereby added to the Second Amended Lease in a new Section 1.42(A) immediately following Section 1.42 of the Second Amended Lease:

         "FIRST AMENDMENT LEASED PROPERTY" shall mean any of the Leased Properties located on the Land described on Exhibits A-58 through A-64 attached hereto and made a part hereof.

         6. The definition of "Guaranty" set forth in Section 1.50 of the Second Amended Lease is hereby deleted in its entirety and replaced with the following:

         "GUARANTY" shall mean the Third Amended and Restated Guaranty Agreement, dated as of July 21, 2003, made by Candlewood for the benefit of Landlord and Hospitality Properties Trust, as it may be amended, restated, supplemented or otherwise modified from time to time.

         7. The definition of "Minimum Rent" set forth in Section 1.76 of the Second Amended Lease is hereby deleted in its entirety and replaced with the following:

         "MINIMUM RENT" shall mean Four Million Three Hundred Thirty-Three Thousand Nine Hundred Forty Dollars ($4,333,940) per Accounting Period.

         8.       The definition of "Purchase Documents" set forth in Section
1.91 of the Second Amended Lease is hereby deleted in its entirety and replaced with the following:

         "PURCHASE DOCUMENTS" shall mean, collectively, (a) the Purchase and Sale Agreement, dated as of November 19, 1997, by and among Hospitality Properties Trust, Candlewood and certain of Candlewood's Subsidiaries and the Agreement to Lease, dated as of November 19, 1997, by and among Hospitality Properties Trust and Candlewood, as they may have been or hereafter be amended, restated, supplemented or otherwise modified from time to time, (b) the Purchase and Sale Agreement, dated as of May 14, 1998, as it may have been or hereafter be amended, restated, supplemented or otherwise modified from time to time, (c) the Purchase and Sale Agreement, dated as of August 10, 2001, by and among Hospitality Properties Trust, Candlewood and certain of Candlewood's Subsidiaries, as it may have been or hereafter be amended, restated, supplemented or otherwise modified from time to time, (d) the Purchase and Sale Agreement, dated as of April 12, 2002, by and among Hospitality Properties Trust, Candlewood and certain of Candlewood's Subsidiaries, as it may have been or hereafter be amended, restated, supplemented or otherwise modified from time to time, and (e) the Purchase and Sale Agreement, dated as of July 21, 2003, by and among Hospitality Properties Trust, Candlewood and certain of Candlewood's Subsidiaries, as it may have been or hereafter be amended, restated, supplemented or otherwise modified from time to time

         9. Section 2.1(a) of the Second Amended Lease is hereby amended by deleting the reference therein to "A-57" and replacing it with a reference to "A-64".

         10. Section 2.4 of the Second Amended Lease is hereby amended by adding the following paragraph at the end thereof:

                  Notwithstanding anything contained in this Section 2.4 to the contrary, in no event shall the Term of this Agreement (including both the Fixed Term and Extended Term) for any Leased Property located in the State of New York continue for a period in excess of forty-nine
         (49) years.

         11. Section 22.10(c) of the Second Amended Lease is hereby amended by deleting the last notice address therein and replacing it with the following:

                  GoodSmith, Gregg & Unruh
                  105 West Adams Street, 26th Floor
                  Chicago, Illinois 60603
                  Attn: Kenneth Crews, Esq.
                  [Telecopier No. 312-322-0056]

         12. Section 22.11 of the Second Amended Lease is hereby amended by deleting the first paragraph therein and replacing it with the following:

         With respect to the HPT CW I Leased Property, the New Leased Property and the First Amendment Leased Property, neither Tenant, Candlewood nor any of their Affiliated Persons shall own, build, franchise, manage or operate a hotel of the same brand as the Hotels within the designated areas on Exhibit B-1 (the "Designated Areas One"), at any time during the Term.

         13. The following new Section 22.20 is hereby added to the Second Amended Lease immediately following Section 22.19 thereof:

         22.20 LANDLORD CREDIT AGAINST MINIMUM RENT. Tenant acknowledges and agrees that (i) pursuant to an Amended and Restated Management Agreement, dated of even date herewith (the "CMI Management Agreement") between HPT TRS SPES, INC., an affiliate of Landlord, as owner ("HPT TRS"), and Candlewood Management, Inc., an affiliate of Tenant, as manager (the "CMI Manager"), the CMI Manager operates fifteen (15) hotel properties on behalf of HPT TRS and (ii) Landlord and Tenant shall each have the right to credit, or cause to be credited, the management fee and any and all other amounts due and payable to the CMI Manager under the CMI Management Agreement against the Minimum Rent due and payable to Landlord under this Agreement, subject to the terms and conditions of the CMI Management Agreement.

         14. Exhibit A to the Second Amended Lease is hereby amended by adding Exhibits A-58 through A-64 attached hereto and made a part hereof immediately following Exhibit A-57 to the Second Amended Lease.

         15. Exhibit B-1 to the Second Amended Lease is hereby amended by adding Exhibit B attached hereto and made a part hereof to the end of said Exhibit B-1.

         16. Exhibit C to the Second Amended Lease is hereby deleted in its entirety and replaced with Exhibit C attached hereto and made a part hereof.

         17. Each of the parties hereto acknowledges and agrees that HPT CW MA is executing this First Amendment for purposes of joining into the Lease as a landlord thereunder with respect to the Leased Property located in Burlington, Massachusetts and that HPTCW II is executing this First Amendment for purposes of joining into the Lease as a landlord thereunder with respect to the Leased Property located in the State of Tennessee. Accordingly, all references in the Lease to "Landlord" shall refer to any and all of HPT CW, HPT CW MA and HPTCW II, and their successors and assigns, as applicable. Notwithstanding the foregoing, each of the parties hereto further acknowledges and agrees that both HPT CW MA and HPTCW II hereby appoint HPT CW as their agent for all purposes under the Lease, including, without limitation (i) to receive all rent and other charges payable to Landlord under the Lease and (ii) to give or receive notices, demands, claims and other communications on behalf of either of them.

         18. IN ADDITION TO ALL OTHER LIMITATIONS CONTAINED IN THE SECOND AMENDED LEASE, AS AMENDED HEREBY, LANDLORD HEREBY NOTIFIES TENANT THAT THE DECLARATION OF TRUST OF HPT CW PROPERTIES TRUST PROVIDES, AND TENANT HEREBY AGREES, THAT NO TRUSTEE, OFFICER, DIRECTOR, GENERAL OR LIMITED PARTNER, MEMBER, SHAREHOLDER, BENEFICIARY, EMPLOYEE OR AGENT (INCLUDING ANY PERSON OR ENTITY FROM TIME TO TIME ENGAGED TO SUPERVISE AND OR MANAGE THE OPERATION OF HPT CW PROPERTIES TRUST) OF HPT CW PROPERTIES TRUST SHALL BE HELD TO ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY DEBT, CLAIM, DEMAND, JUDGMENT, DECREE, LIABILITY OR OBLIGATION OF ANY KIND (IN TORT, CONTRACT OR OTHERWISE) OF, AGAINST OR WITH RESPECT TO HPT CW PROPERTIES TRUST OR ARISING OUT OF ANY ACTION TAKEN OR OMITTED FOR ON BEHALF OF HPT CW PROPERTIES TRUST.

         19. As amended hereby, the Second Amended Lease is hereby ratified and confirmed.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be duly executed, as a sealed instrument, as of the date first above written.

                                         LANDLORD:

                                         HPT CW PROPERTIES TRUST,
                                         a Maryland real estate investment trust

                                         By:          /s/ John G. Murray
                                            ------------------------------------
                                            John G. Murray
                                            President

                                         HPT CW MA REALTY TRUST

                                         By:          /s/ John G. Murray
                                            ------------------------------------
                                             John G. Murray
                                             as Trustee and not individually

                                         HH HPTCW II PROPERTIES LLC,
                                         a Delaware limited liability company

                                         By:          /s/ John G. Murray
                                            ------------------------------------
                                             John G. Murray
                                             President

                                         TENANT:

                                         CANDLEWOOD LEASING NO. 1, INC.,
                                         a Delaware corporation

                                         By:          /s/ Tim Johnson
                                            ------------------------------------
                                             Tim Johnson
                                             Vice President Treasurer

                           EXHIBITS A-58 THROUGH A-64

                                    THE LAND

                             [See attached copies.]

                                    EXHIBIT B

                              DESIGNATED AREAS ONE

          Property                                                 Area
          --------                                                 ----
Santa Ana (Orange County), CA                                 2 mile radius

Santa Clara, CA                                               2 mile radius

Hartford (Meriden), CT                                        5 mile radius

Boston (Burlington), MA                                       3 mile radius

Detroit (Farmington Hills), MI                                5 mile radius

Morris Plains, NJ                                             3 mile radius

Rockland (Nanuet), NY                                         5 mile radius

                                    EXHIBIT C

                                 ALLOCABLE RENTS

           Property                                      Rent Per Accounting Period
           --------                                      --------------------------
Louisville (Jefferstown), KY                                      $  41,497
Cincinnati (Blue Ash), OH                                         $  39,223
Phoenix, AZ                                                       $  54,081
Wichita West, KS                                                  $  43,645
Birmingham, AL                                                    $  57,098
Salt Lake - Ft. Union, UT                                         $  58,606
Southfield, MI                                                    $  75,253
Lake Forest (LA), CA                                              $  73,588
Philadelphia (Horsham), PA                                        $  60,820
Salt Lake - North Temple, UT                                      $  61,888
Denver (Englewood), CO                                            $  53,498
Wichita Northeast, KS                                             $  39,372
Omaha, NE                                                         $  52,323
Houston (Town & Country), TX                                      $  66,769
Hampton, VA                                                       $  55,673
Austin, TX                                                        $  84,375
Baltimore, MD                                                     $  89,063
Mt. Laurel, NJ                                                    $  53,625
Las Vegas, NV                                                     $ 210,834
Huntsville, AL                                                    $  58,333
Houston (Clear Lake), TX                                          $  59,167
Jacksonville, FL                                                  $  60,833
Phoenix (Tempe), AZ                                               $  70,833
Detroit (Warren), MI                                              $  72,500
Pittsburgh, PA                                                    $  69,167
Des Moines, IA                                                    $  53,334
Austin (Stonelake), TX                                            $  79,167
Irving (Las Colinas), TX                                          $  75,833
Charlotte, NC                                                     $  65,833
Nashville (Brentwood), TN                                         $  66,667
Houston (Westchase), TX                                           $  65,834
Albuquerque, NM                                                   $  70,833
Somerset, NJ                                                      $  70,000
Richfield, MN                                                     $  86,875
Boston/Braintree, MA                                              $  95,000
Denver (Lakewood), CO                                             $  67,500
Anaheim (Garden Grove), CA                                        $  67,687
Irvine, CA                                                        $  68,229
Clearwater (St. Petersburg), FL                                   $  44,554
Miami (Miami Airport), FL                                         $  74,866
Orlando (Altamonte Springs), FL                                   $  57,311
Atlanta (Duluth), GA                                              $  63,970
Chicago (Libertyville), IL                                        $  61,393

           Property                                      Rent Per Accounting Period
           --------                                      --------------------------
Chicago (O'Hare/Schiller Park), IL                                $ 125,833
Chicago (Schaumberg), IL                                          $  67,284
Chicago (Warrenville), IL                                         $  72,561
Chicago (Waukegan), IL                                            $  60,678
Detroit (Ann Arbor), MI                                           $  58,262
St. Louis (Earth City), MO                                        $  54,900
Cleveland (North Olmstead), OH                                    $  66,598
Columbus Airport (Gahanna), OH                                    $  53,930
Oklahoma City, OK                                                 $  56,441
Knoxville, TN                                                     $  37,600
Dallas (Arlington), TX                                            $  56,512
Dallas (Galleria), TX                                             $  65,909
Dallas (North Richardson), TX                                     $  61,034
Houston, TX                                                       $  57,782
Orange County (Santa Ana), CA                                     $  77,193
Santa Clara, CA                                                   $  81,380
Hartford (Meriden), CT                                            $  59,948
Boston (Burlington), MA                                           $ 100,617
Detroit (Farmington Hills). MI                                    $  70,249
Morris Plains, NJ                                                 $  73,002
Clarkstown (Nanuet), NY                                           $  79,278